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PROSPECTUS SUPPLEMENT -- January 29, 1996
Managed Retirement
Supplement to Managed Retirement Fund Prospectus (Jan. 29, 1996)
Form No. S-6141 K (1/96)

The fund's prospectus is revised to include the following information:

Types of fund investments
The fund is a diversified mutual fund that invests in U.S. equity securities, U.S. and foreign debt securities, international equity securities and money market instruments. The fund provides diversification among these major investment categories. The fund has a market mix that represents the way the fund's investments will be allocated over the long term. This mix will vary over short-term periods based on the management team's outlook for the different markets. The fund may also use derivative instruments. Some of the fund's investments may be considered speculative and involve additional investment risks.

Investment policies and risks
The fund allocates its investments generally among four asset classes: U.S. equities, U.S. and foreign debt securities, foreign equity securities and cash. It may use derivative instruments and make investments not in these classes. The portion to be invested in each class is determined by the investment management team based on its judgment as to which mix of assets will provide the most favorable total return. That mix, called the Market Mix, will be reset every 12 to 18 months.

Day-to-day the asset mix will vary from the Market Mix but will remain within the ranges described below.

                                      Range       Market Mix
U.S. equity securities                25-75%          50%
U.S. and foreign debt securities      10-50           25
foreign equity securities             10-50           25
cash                                   0-30            0

No more than 15% of the fund's total assets will be invested in below investment-grade debt securities and no more than 50% will be invested in foreign securities. The fund seeks to reduce its overall risk by diversification but its performance will be affected by many factors. Because of diversification the fund's investment performance, in certain market conditions, will not be as great as a fund that invests in only one class of securities.

Debt securities:
The prices of bonds generally fall as interest rates increase and rise as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. The price of debt securities below investment grade may react more to the ability of a company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default and sometimes are referred to as "junk bonds". Reduced market liquidity for
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these bonds may occasionally make it more difficult to value them.
In valuing bonds, the fund relies both on independent rating agencies and the investment manager's credit analysis. Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the fund's investment manager believes it is advantageous to do so.

Debt securities sold at a deep discount:
Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. To comply with tax laws, the fund has to recognize a computed amount of interest income and pay dividends to shareholders even though no cash has been received. In some instances, the fund may have to sell securities to have sufficient cash to pay the dividend.

Foreign investments:
The fund may invest up to 50% of its total assets in foreign investments.

Money market instruments:
The fund may invest up to 30% of its total assets in short-term debt securities rated in the top two grades to meet daily cash needs and if the portfolio management team decides that asset category is most appropriate.



Form No. S-6141-22 A (1/96)